EXHIBIT 10.3

THIS WARRANT AND THE SHARES OF WARRANT STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THIS WARRANT AND THE WARRANT STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO TRUEYOU.COM, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.

                                    Right to  Purchase  Shares of Warrant  Stock
                                    (as defined herein) of Trueyou.com, Inc.

                             STOCK PURCHASE WARRANT

No. ___                                            Issue Date: December 20, 2005



                  TRUEYOU.COM, INC., a corporation organized under the laws of the State of Delaware, hereby certifies that, for value received, _______________, or assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company (as defined herein) from and after the date hereof and at any time or from time to time before 5:00 p.m., New York time, through the close of business (New York time) on September 21, 2010 (the "Expiration Date"), the Warrant Stock (as hereinafter defined and subject to adjustment as provided herein), in whole or in part, at a purchase price per share equal to the Exercise Price (as hereinafter defined and subject to adjustment as provided herein).

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Automatic Conversion Date" means the time at which the shares of Preferred Stock are automatically converted into Common Stock pursuant to the Certificate of Designation.

         (b) The term "Certificate of Designation" means the Designations of Rights and Preferences of Series B Convertible Preferred Stock of the Company.

         (c) The term "Common Exercise Price" means, in respect of a share of Common Stock at any date herein specified, from and after the Automatic Conversion Date, the price at which a share of Common Stock may be purchased pursuant to this Warrant on such date. Unless and until the Common Exercise Price is adjusted pursuant to the terms herein, the initial

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Common  Exercise Price per share of Common Stock shall be an amount equal to (x)
the Preferred Exercise Price immediately prior to the Automatic Conversion Date divided by (y) the Conversion Ratio as of the Automatic Conversion Date.

         (d) The term "Conversion Ratio" shall have the meaning assigned to such term in the Certificate of Designation.

         (e) The term "Company" shall include Trueyou.com, Inc. and any corporation which shall succeed, or assume the obligations of, Trueyou.com, Inc. hereunder.

         (f) The term "Common Stock" includes (i) the Company's Common Stock, par value $0.001 per share, and (ii) any other securities into which or for which any of the securities described in clause (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

         (g) The term "Other Securities" refers to any stock (other than Warrant Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Warrant Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Warrant Stock or Other Securities pursuant to Section 4 or otherwise.

         (h) The term "Exercise Price" means, in respect of a share of Warrant Stock at any date herein specified, the price at which a share of Warrant Stock may be purchased pursuant to this Warrant on such date. The Exercise Price shall be equal to the Preferred Exercise Price at any time prior to the Automatic Conversion Date and Common Exercise Price from and after the Automatic Conversion Date.

         (i) The term "Preferred Exercise Price" means, in respect of a share of Preferred Stock at any date herein specified, prior to the Automatic Conversion Date, the price at which a share of Preferred Stock may be purchased pursuant to this Warrant on such date. Unless and until the Preferred Exercise Price is adjusted pursuant to the terms herein, the initial Preferred Exercise Price shall be $2,112.54 per share of Preferred Stock.

         (j) The term "Preferred Stock" means the Series B Convertible Preferred Stock of the Company, par value $0.001 per share.

         (k) The term "Warrant Common Stock" means a number of shares of Common Stock to be purchased upon the exercise hereof from and after the Automatic Conversion Date, subject to adjustment as provided herein, initially equal to
(x) the number of shares of Warrant Preferred Stock issuable upon exercise hereof immediately prior to the Automatic Conversion Date multiplied by (y) the Conversion Ratio as of the Automatic Conversion Date.

         (l) The term "Warrant Preferred Stock" means, the [TO BE INSERTED] shares of Preferred Stock to be purchased upon the exercise hereof prior to the Automatic Conversion Date, subject to adjustment as provided herein.

         (m) The term "Warrant Stock" means, prior to the Automatic Conversion Date, the shares of Warrant Preferred Stock to be purchased upon the exercise hereof and, from and after the Automatic Conversion Date, the shares of Warrant Common Stock to be purchased upon the exercise hereof.

         1. Exercise of Warrant.

                  1.1 Exercise Notice. From and after the date hereof through and including the Expiration Date, the Holder shall be entitled exercise this Warrant, by delivery of an original or fax copy of an exercise notice in the form attached hereto as Exhibit A (the "Exercise Notice"), for all or any part of the number of shares of Warrant Stock purchasable hereunder.

                  1.2 Conversion to Common Stock Purchase Warrant. This Warrant shall initially be exercisable for the purchase of the Warrant Preferred Stock. Upon the Automatic Conversion Date, this Warrant shall no longer be exercisable for the Warrant Preferred Stock, but shall be exercisable for the Warrant Common Stock.

                  1.3 Company Acknowledgment. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

         2. Procedure for Exercise.

                  2.1 Delivery of Stock Certificates, etc. on Exercise. The Company agrees that the shares of Warrant Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares in accordance herewith. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Warrant Stock (or Other Securities) to which such Holder shall be entitled on such exercise.

                  2.2 Exercise. Payment shall be made in cash or by certified or official bank check payable to the order of the Company equal to the applicable aggregate Exercise Price, for the number of shares of Warrant Stock specified in such Exercise Notice (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Warrant Stock issuable to the Holder per the terms of this Warrant) and the Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Warrant Stock (or Other Securities) determined as provided herein.

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

         3.  Effect of  Reorganization,  etc.;  Adjustment  of Exercise Price.

                  3.1 Reorganization, Consolidation, Merger, etc. In case that at any time or from time to time, the Company shall (a) effect a capital reorganization, recapitalization, subdivision or reclassification of Common Stock from and after the Automatic Conversion Date, or Preferred Stock prior to the Automatic Conversion Date (in each case other than a subdivision or combination of the outstanding Common Stock or Preferred Stock, or a change in par value, or from par value to no par value or from no par value to par value),
(b) effect an exchange or conversion of the Common Stock or Preferred Stock for or into securities of another corporation or other entity, (c) effect a consolidation or merger of the Company with or into any other person (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or Preferred Stock), (d) effect a sale, lease or other conveyance of all or substantially all of the assets of the Company, in any such case in a way that upon such transaction holders of Common Stock or Preferred Stock would be entitled to receive stock, securities, cash and/or other property with respect to or in exchange for their shares of Common Stock or Preferred Stock, then, in each such case: (x) as a condition to the consummation of such a transaction, provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1 at any time after the consummation of such transaction, shall receive, in lieu of the Warrant Stock (or Other Securities) issuable hereunder, the stock and/or other securities and property (including cash) to which such Holder would have been entitled upon such transaction ("Transaction Consideration"), if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Sections 4 and 5, and (y) from and after the closing of such transaction, the holder of this Warrant shall only have the right to receive the Transaction Consideration upon exercise of this Warrant in accordance with its terms.

                  3.2 Dissolution. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets, the Company, concurrently with any distributions made to holders of its Common Stock (or prior to the Automatic Conversion Date, its Preferred Stock), shall at its expense deliver or cause to be delivered to the Holder the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrant pursuant to Section 3.1.

                  3.3 Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 3, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant. In the event this Warrant does not continue in full force and effect after the consummation of the transactions described in this Section 3, then the Company's securities and property (including cash, where applicable) receivable by the Holders of the Warrant will be delivered to Holder.

         4.  Extraordinary  Events Regarding  Preferred Stock or Common Stock.

                  4.1 Preferred Stock Events. If the Company shall at any time prior to the Automatic Conversion Date while this Warrant is outstanding, (a) issue additional shares of the Preferred Stock as a dividend or other distribution on outstanding Preferred Stock, (b) subdivide its outstanding shares of Preferred Stock, or (c) combine its outstanding shares of the Preferred Stock into a smaller number of shares of the Preferred Stock, then in each such case, the Preferred Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then effective Preferred Exercise Price by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Preferred Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Preferred Exercise Price then in effect. The Preferred Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section
4.1. In the event that the Preferred Exercise Price is adjusted pursuant to either Section 4 or 5, the number of shares of Warrant Preferred Stock issuable upon exercise of this Warrant shall be increased or decreased to a number determined by multiplying the number of shares of Warrant Preferred Stock that would otherwise (but for the provisions of Section 4 or 5, as applicable) be issuable on such exercise by a fraction of which (a) the numerator is the Preferred Exercise Price that would otherwise (but for the provisions of Section 4 or 5, as applicable) be in effect, and (b) the denominator is the Preferred Exercise Price as so adjusted pursuant to Section 4 or 5. This Section 4.1 in its entirety shall apply only prior to the Automatic Conversion Date and shall have no force or effect from and after the Automatic Conversion Date at which time Section 4.2 shall apply.

                  4.2 Common Stock Events. If the Company shall at any time from and after the Automatic Conversion Date while this Warrant is outstanding, (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then in each such case, the Common Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then effective Common Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Common Exercise Price then in effect. The Common Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. In the event that the Common Exercise Price is adjusted pursuant to either Section 4 or 5, the current number of shares of Warrant Common Stock issuable upon exercise of this Warrant shall be increased or decreased to a number determined by multiplying the number of shares of Warrant Common Stock that would otherwise (but for the provisions of Section 4 or 5, as applicable) be issuable on such exercise by a fraction of which (a) the numerator is the Common Exercise Price that would otherwise (but for the provisions of Section 4 or 5, as applicable) be in effect, and (b) the denominator is the Common Exercise Price as so adjusted pursuant to Section 4 or
5. This Section 4.2 in its entirety shall apply only from and after the Automatic Conversion Date and shall have no force or effect prior to the Automatic Conversion Date.

                  4.3 Reference Price Adjustments. If the Company shall at any time while this Warrant is outstanding, (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock,
(b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then in each such case, the Reference Price (as hereinafter defined) shall, simultaneously with the happening of such event, be adjusted by multiplying the then effective Reference Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Reference Price then in effect. The Reference Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. This
Section 4.3 shall apply both prior to and from and after the Automatic Conversion Date.

         5.       Dilutive Issuances.

                  5.1 Issuances Below the Trigger Price Prior to Automatic Conversion Date. If the Company shall prior to the Automatic Conversion Date at any time while this Warrant is outstanding, offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or any security convertible or exercisable into Common Stock ("Common Stock Equivalents") entitling any person to acquire shares of Common Stock, at an effective price per share of less than the lesser of (x) $.191662 per share (as such amount may be adjusted from time to time as contemplated herein, the "Reference Price") and (y) the then effective Common Exercise Price (such lesser amount, as adjusted from time to time as contemplated herein, the "Trigger Price") (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share which is less than the Trigger Price, such issuance shall be deemed to have occurred for less than the Trigger Price), then the Preferred Exercise Price shall be reduced to a price determined by dividing (i) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (b) the number of shares of Common Stock which the consideration, if any, received by the Company upon such issuance or sale would purchase at the Common Exercise Price by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale, and multiplying the Common Exercise Price by such quotient and thereafter multiplying the product so obtained by the Conversion Ratio, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued. This Section 5.1 in its entirety shall apply only prior to the Automatic Conversion Date and shall have no force or effect from and after the Automatic Conversion Date at which time Section 5.2 shall apply.

                  5.2 Issuances Below the Trigger Price From and After Automatic Conversion Date. If the Company shall at any time from and after the Automatic Conversion Date while this Warrant is outstanding offer, sell, grant any option to purchase or offer, sell or grant any right to reprice its securities, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock Equivalents entitling any person to acquire shares of Common Stock, at an effective price per share of less than the Trigger Price, then the Common Exercise Price shall be reduced to a price determined by dividing (i) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (b) the number of shares of Common Stock which the consideration, if any, received by the Company upon such issuance or sale would purchase at the Common Exercise Price by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale, and multiplying the Common Exercise Price by such quotient, provided, that for purposes hereof, all shares of Common Stock that are issuable upon conversion, exercise or exchange of Common Stock Equivalents shall be deemed outstanding immediately after the issuance of such Common Stock Equivalents. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued. This Section 5.2 in its entirety shall apply only from and after the Automatic Conversion Date and shall have no force or effect prior to the Automatic Conversion Date.

                  5.3 Deemed Issuances. The issuance of any security exercisable or exchangeable for, or convertible into, Common Stock shall be deemed to be the issuance of the number of shares of Common Stock initially issuable upon the exercise, exchange or conversion thereof. If any security exercisable or exchangeable for, or convertible into, Common Stock by its terms provides for subsequent increases or decreases in the number of shares of Common stock issuable upon exercise, exchange or conversion thereof, upon any such increase or decrease, the Exercise Price shall be appropriately readjusted.

                  5.4 Issuance Price. The price per share of any security exercisable or exchangeable for, or convertible into, Common Stock shall be deemed equal to the quotient obtained by dividing (i) the sum of the purchase price for such security plus any additional consideration payable upon the exercise, exchange or conversion thereof into Common Stock by (ii) the number of shares of Common Stock initially issuable upon exercise, exchange or conversion thereof. If any security exercisable or exchangeable for, or convertible into, Common Stock by its terms provides for subsequent increases or decreases in the additional consideration payable upon exercise, exchange or conversion thereof into Common Stock, upon any such increase or decrease, the Exercise Price shall be appropriately readjusted.

                  5.5 Time of Adjustment. Except as otherwise provided herein, the determination of whether any adjustment, if any, is required by reason of the issuance of any shares of Common Stock upon exercise, exchange or conversion of securities shall be made only at the time of the issuance of such securities and not at the subsequent time of issuance of shares of Common Stock upon exercise, exchange or conversion thereof.

                  5.6 Subsequent Adjustments. If the right to acquire shares of Common Stock upon exercise, exchange or conversion of any security that shall have given rise to an adjustment shall expire or terminate prior to the exercise, exchange or conversion thereof, then the Exercise Price and the number of shares of Warrant Preferred Stock or Warrant Common Stock, as the case may be, issuable upon exercise of this Warrant shall be readjusted to eliminate any shares of Common Stock issuable upon exercise, exchange or conversion of the security that shall have so expired or terminated. If there shall be an increase or decrease or increases or decreases, with the passage of time or otherwise, in the price payable upon the exercise, exchange or conversion of any security, then the Exercise Price and number of shares of Warrant Preferred Stock or Warrant Common Stock, as the case may be, issuable upon exercise of this Warrant shall be adjusted to give effect to the additional or lesser consideration received or receivable therefor.

                  5.7 Valuation of Consideration. The consideration per share for the issuance or sale of any shares of Common Stock (or any securities exercisable or exchangeable for, or convertible into, Common Stock) shall, irrespective of the accounting treatment of such consideration:

         (a) insofar as such consideration consists of cash, equal the amount of cash received by the Company;

         (b) insofar as such consideration consists of property (including securities) other than cash, equal to the fair market value thereof at the time of such issuance or sale; and

         (c) in case shares of Common Stock (or any securities exercisable or exchangeable for, convertible into, Common Stock) are issued or sold by the Company together with other stock or securities or other assets of the Company for consideration that covers both, equal to the portion of such consideration so received, computed as provided in the preceding clauses (a) and (b) above, allocable to such shares of Common Stock (or any such other securities);

         all as determined by the Board of Directors of the Company.

                  5.8 Excepted Issuances. No adjustment shall be made to the Exercise Price and/or the number of shares of Warrant Preferred Stock or Warrant Common Stock, as the case may be, issuable upon exercise of this Warrant pursuant to this Section 5 in connection with the following:

         (a) the issuance of options to purchase up to 23,478,820 shares of Common Stock of the Company to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement, which issuance has been approved by the compensation committee of the Board;

         (b) issuances in connection with the acquisition by the Company of a business entity or segment of any such entity by merger, purchase of stock or assets or otherwise;

         (c) issuances in connection with any direct or indirect borrowings by the Company, including any type of loan or payment evidenced by any type of debt instrument;

         (d) issuances in a public offering;

         (e) issuances of any shares of Series B Preferred Stock, Series C Preferred Stock, or warrants pursuant to that certain Share Exchange Agreement dated as of December 20, 2005 by and among the Company, Advanced Aesthetics, Inc. and certain securityholders of Advanced Aesthetics, Inc.;

         (f) issuances upon exercise, exchange or conversion of any convertible securities of the Company outstanding as of the date hereof;

         (g) issuances with respect to which the holders of a majority of the shares of Series C Preferred Stock outstanding at the time of such issuance shall have waived their rights to receive any such adjustment; or

         (h) issuances upon exercise, exchange or conversion of any security referred to in the preceding clauses (a) through (g).

         6. Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Warrant Stock (or Other Securities) issuable on the exercise of the Warrant, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant agent of the Company (appointed pursuant to Section 10 hereof).

         7. Reservation of Stock, etc. Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrant, shares of Warrant Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

         8. Right to Call Warrant. In the event that the Common Stock (or the equity securities into which the Company's Common Stock shall have been exchanged or converted into in accordance with this Warrant) trades on an exchange or market (i) at a price of no less than $0.53 per share (as such shares of Common Stock are presently constituted) for 20 days in any 30 consecutive trading days and (ii) not less than an average of 880,456 shares each day over such trading period, then, the Company shall have the right to redeem this Warrant for $.00085 per share on 10 days written notice to the holder hereof. For the purposes of clarification, such stock shall be deemed to trade on an exchange or market at a price of no less than $0.53 per share (as such shares are presently constituted) if the average closing bid price for 20 days on the principal stock exchange (including Nasdaq) on which such common stock is then listed or admitted or trading or quoted as applicable is $0.53 or more or if no sale takes place on any day on any such exchange, utilizing the last reported closing bid price on such day as officially quoted on such exchange (including Nasdaq) or if the common stock is not then listed or traded on any stock exchange, utilizing the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the National Quotation Bureau Inc. and if neither such corporation at the time is engaged in the business of reporting such prices as furnished by any similar firm then engaged in such business. Promptly following receipt of the notice referred to above, the holder of this Warrant shall deliver its Warrant to the Company or if such Warrant has been lost or stolen an affidavit and indemnification agreement in form and substance satisfactory to the Company and if the Company so requests, evidence that such holder shall have posted a bond satisfactory to the Company. As soon as practicable thereafter the Company shall issue payment for the Warrant as aforesaid. From and after the date that is 10 days after the notice described above is sent by the Company, this Warrant shall no longer be deemed to be outstanding or be transferable and shall have no rights of any kind other than to receive payment as provided above.

         9. Assignment; Exchange of Warrant. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor") in whole or in part. On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with evidence reasonably satisfactory to the Company demonstrating compliance with applicable securities laws, which shall include, without limitation, a legal opinion from the Transferor's counsel that such transfer is exempt from the registration requirements of applicable securities laws, the Company at its expense but with payment by the Transferor of any applicable transfer taxes) will issue and deliver to or on the order of the Transferor thereof a new Warrant of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant so surrendered by the Transferor.

         10. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         11. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent for the purpose of issuing Warrant Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 9, and replacing this Warrant pursuant to
Section 10, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         12. Transfer on the Company's Books. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         13. Notices, etc. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of this Warrant who has so furnished an address to the Company.

         14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant shall be governed by and construed in accordance with the laws of State of Delaware without regard to principles of conflicts of laws. In the event that any provision of this Warrant is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Warrant. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

                           [Signature page to follow]

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

The Company:                              TRUEYOU.COM, INC.



                                          By:  ______________________________

                                                  Name:  Alan Gelband
                                                  Title: Chief Executive Officer

The Holder:

                                          ------------------------------





                                          By:___________________________________

                                                                       EXHIBIT A

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO:      Trueyou.com, Inc.

         Attention:  Chief Financial Officer

The undersigned, pursuant to the provisions set forth in the attached Warrant (No.____), hereby irrevocably elects to purchase (check applicable box):

___ ________ shares of the [Common Stock][Preferred Stock] covered by such Warrant.

The undersigned herewith makes payment of the full Exercise Price for such shares at the price per share provided for in such Warrant, which is $___________. Such payment takes the form of:

___      $__________ in lawful money of the United States.

The undersigned  requests that the certificates for such shares be issued in the
name   of,   and   delivered   to   ____________________    whose   address   is
______________________________

---------------------------------------------------------------------------.

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the [Common Stock][Preferred Stock] under the Securities Act of 1933, as amended (the "Securities Act") or pursuant to an exemption from registration under the Securities Act.

Dated:___________________           _______________________________________

                                    (Signature must conform to name of holder as
                                     specified on the face of the Warrant)

                                    --------------------------------------------
                                    (Address)

                                    EXHIBIT B

                         FORM OF TRANSFEROR ENDORSEMENT

                   (To be signed only on transfer of Warrant)

                  For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Warrant Stock of Trueyou.com, Inc. which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Trueyou.com, Inc. with full power of substitution in the premises.

------------------------------- ---------------------------- ---------------------------- ----------------------------
Transferees                     Address                      Percentage Transferred       Number Transferred
------------------------------- ---------------------------- ---------------------------- ----------------------------
------------------------------- ---------------------------- ---------------------------- ----------------------------


------------------------------- ---------------------------- ---------------------------- ----------------------------


------------------------------- ---------------------------- ---------------------------- ----------------------------


------------------------------- ---------------------------- ---------------------------- ----------------------------


Dated:___________________
                                ------------------------------------------------
                                (Signature must conform to name of holder as
                                 specified on the face of the Warrant)

Signed in the presence of:

---------------------------     ------------------------------------------------
         (Name)                                    (address)

ACCEPTED AND AGREED:
                                ------------------------------------------------
[TRANSFEREE]                                       (address)


---------------------------
         (Name)